[USAA                        USAA INVESTMENT TRUST
EAGLE                   SUPPLEMENT DATED MARCH 21, 2005
LOGO (R)]                            TO THE
                   BALANCED STRATEGY AND WORLD GROWTH FUNDS'
                                  PROSPECTUSES
                           EACH DATED OCTOBER 1, 2004


WITH RESPECT TO THE BALANCED STRATEGY FUND

On March 1, 2005, the Balanced Strategy Fund's Board of Trustees approved a change to the stocks investment category to include the addition of investments in exchange-traded funds (ETFs). The Fund may invest up to 25% of its total assets in ETFs. Effective March 21, 2005, the Fund's prospectus is amended as follows:

THE SECOND PARAGRAPH ON PAGE 3 UNDER THE SECTION "WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGY?" IS AMENDED TO READ AS FOLLOWS:

We are the Fund's investment adviser. We manage a portion of the Fund invested in exchange-traded funds (ETFs), as well as the bonds and money market instruments investment categories of the Fund. We have retained Wellington Management Company, LLP (Wellington Management) to serve as a subadviser for the stocks investment category of the Fund.

THE FOLLOWING INFORMATION HAS BEEN ADDED AS THE SECOND PARAGRAPH UNDER THE STOCKS INVESTMENT CATEGORY UNDER "FUND INVESTMENTS" ON PAGE 12.

In addition, up to 25% of the Fund's total assets may consist of exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

THE FOLLOWING INFORMATION HAS BEEN ADDED AS THE LAST PARAGRAPH TO THE QUESTION "HOW ARE THE DECISIONS TO BUY AND SELL STOCKS MADE?" ON PAGE 13.

In making the determination to buy or sell ETFs in the Fund's portfolio, we will consider a variety of technical and fundamental factors.

THE FOLLOWING INFORMATION HAS BEEN ADDED TO THE PORTFOLIO MANAGERS SECTION UNDER STOCKS ON PAGE 20.

IMCO

Stuart H. Wester, CFA, vice president, Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since March 2005. Mr. Wester has 30 years of investment experience and has worked for us for 17 years. He earned the Chartered Financial Analyst designation in 1981 and is a member of the CFA Institute and the San Antonio Financial Analysts Society, Inc. He has an MBA from North Texas State University and a BBA from Texas Tech University.

THE FIRST SENTENCE OF THE SECOND PARAGRAPH ON PAGE 38 HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

Investments in open-end investment companies other than ETFs are valued at their net asset value at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade.

THE INFORMATION ON PAGE 46 RELATING TO OTHER INVESTMENT COMPANIES HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING:

OTHER INVESTMENT COMPANIES

The Fund may invest in securities of other investment companies (including ETFs) subject to limitations. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

WITH RESPECT TO THE WORLD GROWTH FUND

Effective  April 1, 2005,  Simon  Todd,  Vice  President  of MFS and a Chartered
Financial Analyst, will join David R. Mannheim as a portfolio manager of the Fund. Mr. Todd has been employed in the investment management area of MFS since 2000.

PAGE 15 OF THE FUND'S PROSPECTUS IS HEREBY AMENDED TO INCLUDE THE FOLLOWING:

Simon Todd, ASIP, CFA, Vice President and Global Equity Research Analyst, began co-managing the Fund in April 2005. He joined MFS in 2000. Prior to joining MFS, he was a U.K. and European Equity Analyst for Phillips & Drew in London for three years. Mr. Todd is a member of the Society of Investment Professionals
(ASIP) and the CFA Institute. He received an MA, with honors, from Oxford University, Brasenose College.


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